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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                    CURRENT REPORT PURSUANT TO SECTION 13 OR
                    15(d) OF SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 5, 1999

                              Borders Group, Inc.
             Exact name of registrant as specified in its charter)

        Michigan                   1-13740                     38-3196915
--------------------------      ------------              --------------------
(State or other juris-         (Commission                   (IRS Employer
 diction of incorporation)      File Number)               Identification (No.)

500 East Washington Street, Ann Arbor, Michigan                     48104
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code 734-477-1100
                                                   -------------

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(Former name or former address, if changed since last report.)

                              (End of cover page)

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Item 5. Other Events
        ------------

The Annual Meeting of Stockholders of Borders Group, Inc., a Michigan corporation (the 'Company') will be held at 11:00 A.M. on May 13, 1999, at the Mansion on Turtle Creek, 2821 Turtle Creek Boulevard, Dallas, Texas 75219. The record date for the Annual Meeting is the close of business on March 22, 1999.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                              BORDERS GROUP, INC.
                                             (Registrant)

Date: March 5, 1999                          By: /s/ Kenneth E. Scheve
                                                --------------------------
                                                Kenneth E. Scheve
                                                Senior Vice President and Chief
                                                Financial Officer
                                                (Principal Financial and
                                                Accounting Officer)